Exhibit 10.8

CDN.$2,475,000,000 REVOLVING TERM CREDIT FACILITY

THIRD AMENDING AGREEMENT MADE AS OF FEBRUARY 13, 2014 TO THE

CREDIT AGREEMENT MADE AS OF AUGUST 3, 2011

BETWEEN

ENBRIDGE INC.

as Borrower

AND

THE FINANCIAL INSTITUTIONS AND OTHER PERSONS

SET FORTH ON SCHEDULE A HERETO,

and such other persons

as become parties hereto as lenders,

as Lenders

AND

THE TORONTO-DOMINION BANK

as Agent of the Lenders

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and BNP

Paribas (Canada)

as Joint Book Runners

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, RBC

Capital Markets and BNP Paribas (Canada)

as Co-Lead Arrangers

The Toronto-Dominion Bank

as Administrative Agent

The Bank of Nova Scotia

as Syndication Agent

Canadian Imperial Bank of Commerce, RBC Capital Markets and BNP Paribas (Canada)

as Co-Documentation Agents

THIRD AMENDING AGREEMENT

THIS AGREEMENT is made as of February 13, 2014

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

- and -

THE AGENT, on behalf of the persons party to the credit agreement referenced below as lenders (hereinafter sometimes collectively referred to as the “Lenders” and sometimes individually referred to as a “Lender”),

OF THE SECOND PART,

-and-

BNP PARIBAS (CANADA),

OF THE THIRD PART,

- and -

THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE FOURTH PART.

WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

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“Credit Agreement” means the credit agreement made as of August 3, 2011 between the Borrower, the Lenders and the Agent as amended by the first amending agreement made as of August 1, 2012 and the second amending agreement made as of July 31, 2013.

“Third Amending Agreement” means this third amending agreement.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this Third Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Third Amending Agreement. The terms “this Third Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this Third Amending Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This Third Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments and Supplements

2.1 Increase in Credit Facility. The existing definition of “Credit Facility” contained in Section 1.1 of the Credit Agreement is hereby amended to delete “Cdn.$2,325,000,000” where it appears in the second line thereof and to substitute therefor the amount of “Cdn.$2,475,000,000”.

The parties hereto hereby confirm and agree that (a) the maximum principal amount of the Credit Facility is hereby increased to Cdn.$2,475,000,000 from Cdn.$2,325,000,000 and (b) the increase in the Credit Facility is effected pursuant to an increase in the Commitment of BNP Paribas (Canada) from Cdn.$125,000,000 to Cdn.$275,000,000 pursuant to and in accordance with Section 2.24 of the Credit Agreement.

Each of the Short Notice Lenders hereby consents to the increase in the maximum principal amount of the Credit Facility and the increase in the Commitment of BNP Paribas (Canada) as provided for herein.

2.2 New Schedule A; Revised Commitments. Schedule A to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto, inter alia, to provide that the Commitment of each Lender shall be the amount set forth opposite its name on such new Schedule A.

3.	Fees

3.1 Upfront Fee. The Borrower hereby agrees to pay to the Agent, for BNP Paribas (Canada), a fee in Canadian Dollars in the amount previously offered by the Borrower to such Lender in respect hereof.

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4.	Funding of Loans to Reflect Revised Commitments

4.1 Funding of Outstanding Loans other than Bankers’ Acceptances and Libor Loans. In order to give effect to the foregoing, upon the satisfaction of the conditions precedent set forth in Section 6 hereof, each of the Lenders hereby agrees to take all steps and actions and execute and deliver all agreements, instruments and other documents as may be required by the Agent or any of the Lenders (including the assignment of interests in, or the purchase of participations in, existing Loans) to give effect to the foregoing increase in the Credit Facility and revised Commitments and to ensure that the Obligations owing to each Lender under the Credit Facility are outstanding in proportion to each Lender’s Rateable Portion of all outstanding Obligations under the Credit Facility after giving effect to such increase and revised Commitments; provided that, the foregoing provisions of this Section 4.1 shall not apply to any Libor Loans and Bankers’ Acceptances outstanding on the date hereof (such Libor Loans and Bankers’ Acceptances being dealt with in Section 4.2 below).

4.2 Outstanding Libor Loans and Bankers’ Acceptances.

(a)	The parties hereby acknowledge that, on the date hereof, Libor Loans and Bankers’ Acceptances having terms to maturity ending after the date hereof may be outstanding (the “Outstanding Libor Loans and BAs ”). Notwithstanding any provision of the Credit Agreement or this Agreement to the contrary, BNP Paribas (Canada), the Lender which has increased its Commitment pursuant hereto, shall not, (with respect to the increased amounts of its Commitment) have any right, title, benefit or interest in or to any Outstanding Libor Loans and BAs nor any obligation or liability to the other Lenders in respect thereof, it being acknowledged and agreed by the parties hereto that any obligation of the Borrower to pay or reimburse the Lenders in respect of the Outstanding Libor Loans and BAs is solely a risk and for the account of the Lenders based upon their respective Commitments as in effect prior to and without regard to the provisions of this Agreement.

(b)	Notwithstanding the foregoing, from time to time, as the Outstanding Libor Loans and BAs mature and Rollovers and Conversions are made by the Borrower in respect thereof, each of the Lenders shall participate in the Loans effecting such Rollovers and Conversions to the full extent of its revised Commitment after giving effect to the provisions of this Agreement.

5.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate

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capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this Third Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Third Amending Agreement, and this Third Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

The representations and warranties set out in this Third Amending Agreement shall survive the execution and delivery of this Third Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

6.	Conditions Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, the satisfaction of the following conditions precedent:

(a)	the Borrower shall have paid to the Agent, for the account of BNP Paribas (Canada), the fees contemplated by Section 3 hereof; and

(b)	the Borrower shall have delivered to the Agent an officer’s certificate as required pursuant to Section 2.24 of the Credit Agreement.

The foregoing conditions precedent are inserted for the sole benefit of the Lenders and the Agent and may be waived in writing by the Lenders, in whole or in part (with or without terms and conditions).

7.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Third Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this Third Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the conditions precedent set forth in Section 6 hereof.

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8.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Third Amending Agreement.

9.	Counterparts

This Third Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Third Amending Agreement to produce or account for more than one such counterpart

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IN WITNESS WHEREOF the parties hereto have executed this Third Amending Agreement as of the date first above written.

ENBRIDGE INC.

By:	/s/ Colin K. Gruending
Colin K. Gruending
Vice President, Treasury & Tax

By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary

LENDERS:

THE TORONTO-DOMINION BANK, as Agent on behalf of the Lenders

By:	/s/ Feroz Haq
	Name:	Feroz Haq
	Title:	Vice President, Loan Syndications - Agency

By:
Name:
Title:

BNP PARIBAS (CANADA)

By:	/s/ Evan Ivanov
	Name:	Evan Ivanov
	Title:	Director

By:	/s/ Jack Shuai
	Name:	Jack Shuai
	Title:	Client Coverage Execution Canada

EI 5 year Credit Facility - Third Amending Agreement

AGENT:

THE TORONTO-DOMINION BANK, in its capacity as Agent

By:	/s/ Feroz Haq
	Name:	Feroz Haq
	Title:	Vice President, Loan Syndications - Agency

By:
Name:
Title:

SHORT NOTICE LENDERS:

THE TORONTO-DOMINION BANK, in its capacity as Short Notice Lender

By:	/s/ Greg Hickaway
	Name:	Greg Hickaway
	Title:	Managing Director

By:	/s/ Glen Cameron
	Name:	Glen Cameron
	Title:	Director

ROYAL BANK OF CANADA, in its capacity as Short Notice Lender

By:	/s/ L.M.A. D’ALEO
	Name:	L.M.A. D’ALEO
	Title:	Authorized Signatory

By:
Name:
Title:

By:

EI 5 year Credit Facility - Third Amending Agreement

BANK OF MONTREAL, in its capacity as Short Notice Lender

By:	/s/ Ebba Jantz
	Name:	Ebba Jantz
	Title:	Vice President

By:	/s/ JIAYUE GUO
	Name:	JIAYUE GUO
	Title:	ASSOCIATE

CANADIAN IMPERIAL BANK OF COMMERCE, in its capacity as Short Notice Lender

By:	/s/ Randy Geislinger
	Name:	Randy Geislinger
	Title:	Executive Director

By:	/s/ Joelle Chatwin
	Name:	Joelle Chatwin
	Title:	Executive Director

THE BANK OF NOVA SCOTIA, in its capacity as Short Notice Lender

By:	/s/ John Hunt
	Name:	John Hunt
	Title:	Managing Director

By:	/s/ Beau Filkowski
	Name:	Beau Filkowski
	Title:	Associate Director

EI 5 year Credit Facility - Third Amending Agreement

SCHEDULE A

LENDERS AND COMMITMENTS

Lender	Commitment
The Toronto-Dominion Bank	Cdn.$	263,300,000
Canadian Imperial Bank of Commerce	Cdn.$	233,000,000
The Bank of Nova Scotia	Cdn.$	226,300,000
Royal Bank of Canada	Cdn.$	205,300,000
HSBC Bank Canada	Cdn.$	175,000,000
Bank of Montreal	Cdn.$	170,100,000
UBS AG Canada Branch	Cdn.$	135,000,000
DNB Capital LLC	Cdn.$	150,000,000
Deutsche Bank AG, Canada Branch	Cdn.$	110,000,000
JPMorgan Chase Bank, N.A. Toronto Branch	Cdn.$	100,000,000
National Bank of Canada	Cdn$	80,000,000
Société Générale	Cdn.$	75,000,000
BNP Paribas (Canada)	Cdn.$	275,000,000
Bank of America, N.A., Canada Branch	Cdn.$	71,000,000
Citibank N.A., Canadian Branch	Cdn.$	66,000,000
The Royal Bank of Scotland plc, Canada Branch	Cdn$	35,000,000
Bank of Tokyo-Mitsubishi UFJ (Canada)	Cdn$	35,000,000
Mizuho Bank, Ltd.	Cdn$	35,000,000
Morgan Stanley Bank, N.A.	Cdn$	35,000,000

Total	Cdn$	2,475,000,000

EI 5 year Credit Facility - Third Amending Agreement